17 SUBSEQUENT EVENTS	Feb. 28, 2018
On February 28, 2018
17 SUBSEQUENT EVENTS

17       SUBSEQUENT EVENTS

On February 28, 2018, the Company announced a non-brokered private placement financing (the "Financing") of up to C$1,500,000 to be comprised of up to 15,000,000 common shares at a price of C$0.10 per share, with C$850,000 already subscribed and closed as a first tranche (the "First Tranche").

On March 2, 2018, the Company announced an increase to the Financing previously announced on February 28, 2018, due to additional investor interest. The Financing was increased to up to C$2,500,000 to be comprised of up to 25,000,000 common shares at a price of C$0.10 per share. The Company also announced the full repayment of its Silicon Valley Bank Credit Facility.

On March 12, 2018, the Company announced the closing of a second tranche (the "Second Tranche") of the Financing. The Second Tranche was comprised of 8,000,000 common shares at a price of C$0.10 per share for gross proceeds of C$800,000. Finder's fees were paid to an agent in connection with the Second Tranche and consisted of commission of CAD$48,000 and 480,000 warrants (“Finder’s Warrants”). Each Finder’s Warrant entitles the holder to purchase one common share at an exercise price of CAD$0.10 for a period of 2 years from the date of distribution.

On March 21, 2018, the Company announced the closing of a third tranche (the "Third Tranche") of the Financing. The Third Tranche was comprised of 2,500,000 common shares at a price of C$0.10 per share for gross proceeds of C$250,000.

On March 29, 2018, the Company announced the closing of a fourth tranche (the "Fourth Tranche") of the Financing. The Fourth Tranche was comprised of 6,000,000 common shares at a price of C$0.10 per share for gross proceeds of C$600,000.